Notes Payable	3 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Notes Payable

4.	Notes Payable
The Company received loans of $332,332 by family members of two former senior officers and directors of the Company. This loan was purchased by a non-related party during 2011. These loans are unsecured; bear interest at 12% per annum and due on demand. As at June 30, 2012 there was accrued interest of $168,497. This non-related party also purchased $30,400 of non-interest bearing debt owing to the former Chief Executive Officer and has paid certain expenses of the Company and has charged fees for services totaling $33,149 which is non-interest bearing, unsecured and due on demand.